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CUSIP No. 928566 10 8                    13G                   Page 9 of 9 Pages


                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, each of the parties to this Joint Filing Agreement (this "Agreement") agrees that the statement on Schedule 13G/A with respect to the Common Stock, par value $0.001 issued by VNUS Medical Technologies, Inc., to which this Agreement is attached as an Exhibit, is filed on behalf of each such party and that any amendments to the attached Schedule 13G will likewise be filed on behalf of each such party.

IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be executed on May 4, 2007.


                                  R.A. INVESTMENT GROUP, an Illinois general
                                  partnership
                                       By: R.A. Trust #25, a partner

                                       By: /s/ Thomas J. Pritzker
                                           -------------------------------------
                                           Thomas J. Pritzker, not individually,
                                           but solely as co-trustee of the above
                                           trust

                                  BAY INVESTMENT GROUP, L.L.C., a Delaware
                                  limited liability company
                                       By: R.A. Investment Group, an Illinois
                                           general partnership, a member

                                       By: R.A. Trust #25, a partner

                                       By: /s/ Thomas J. Pritzker
                                           -------------------------------------
                                           Thomas J. Pritzker, not individually,
                                           but solely as co-trustee of the above
                                           trust

                                  BAY AMALGAMATED, L.L.C., a Delaware limited
                                  liability company
                                       By: Bay Investment Group, L.L.C., ,
                                           Delaware limited liability company,
                                           a member

                                       By: R.A. Investment Group, an Illinois
                                           general partnership, a member

                                       By: R.A. Trust #25, a partner

                                       By: /s/ Thomas J. Pritzker
                                           -------------------------------------
                                           Thomas J. Pritzker, not individually,
                                           but solely as co-trustee of the above
                                           trust